EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2013 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 25th day of February, 2013, by the following persons:

/s/ Paul L. Snyder Paul L. Snyder	Director and Board Chairman

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2013 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 28th day of February, 2013, by the following persons:

/s/ Mark A. Cohn Mark A. Cohn	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2013 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 18th day of March, 2013, by the following persons:

/s/ Morris Goldfarb Morris Goldfarb	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2013 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 25th day of February, 2013, by the following persons:

/s/ Anne L. Jones Anne L. Jones	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2013 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 22nd day of February, 2013, by the following persons:

/s/ David A. Levin David A. Levin	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2013 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 4th day of March, 2013, by the following persons:

/s/ William F. Sharpe, III William F. Sharpe, III	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2013 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 25th day of February, 2013, by the following persons:

/s/ Patricia A. Stensrud Patricia A. Stensrud	Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENT, that the person whose signature appears below hereby constitutes and appoints LuAnn Via, Peter G. Michielutti and Luke R. Komarek, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign the 2013 Annual Report on Form 10-K of Christopher & Banks Corporation, and any and all amendments thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, this Power of Attorney has been signed as of this 15th day of February, 2013, by the following persons:

/s/ Lisa W. Wardell Lisa W. Wardell	Director